IFRS 7 Disclosure	12 Months Ended
Oct. 31, 2022
Text Block [Abstract]
IFRS 7 Disclosure
Text and tables presented in a blue-tinted font in the Enterprise-Wide Risk Management section of the MD&A form an integral part of the 2022 audited annual consolidated financial statements. They present required disclosures as set out by the International Accounting Standards Board in IFRS 7,
Financial Instruments – Disclosures
, which permits cross-referencing between the notes to the consolidated financial statements and the MD&A. Refer to Notes 1 and 5 of the consolidated financial statements.

Credit and Counterparty Risk
Credit and Counterparty Risk Governance
The Credit Risk Management Framework seeks to ensure that all material credit risks to which the enterprise is exposed are identified, assessed, managed, monitored, and reported. The Risk Review Committee (RRC) has oversight of the management of all material risks that we face at BMO, including the Credit Risk Management Framework. The framework incorporates governing principles that are defined in a series of corporate policies and standards and are applied through specific operating procedures. These policies and standards are reviewed on a regular basis and modified as necessary, so that they are current and consistent with our risk appetite. The structure, limits (both notional and capital-based), collateral requirements, monitoring, reporting and ongoing management of credit exposures are all governed by these credit risk management principles.
Lending officers in the operating groups are responsible for recommending credit decisions based on the completion of appropriate due diligence, and they assume accountability for the related risks. In some instances, relatively small transactions may be assessed by an automated decision-making process, or they may be approved by first-line underwriters with appropriate training, independence and oversight. Credit officers in Enterprise Risk Portfolio Management (ERPM) approve larger transactions or transactions involving greater risk and are accountable for providing an objective independent assessment of the relevant lending recommendations and risks assumed by the lending officers. All of these individuals in the first and second lines of defence are subject to a lending qualification process and operate in a disciplined environment with clear delegation of decision-making authority, including individually delegated lending limits where appropriate, which are reviewed annually or more frequently, as needed. The Board of Directors annually delegates to the CEO discretionary lending limits for further specific delegation to senior officers. Credit decision-making is conducted at the management level appropriate to the size and risk of each transaction, in accordance with an extensive range of corporate policies, standards and procedures governing the conduct of activities in which credit risk arises. Corporate Audit Division reviews and tests management processes and controls and samples credit transactions in order to assess adherence to acceptable lending standards as set out in BMO’s Risk Appetite Statement, as well as compliance with all applicable corporate policies, standards and procedures.
For corporate and commercial borrowers presenting a higher than normal risk of default, we have in place formal policies that outline the framework for managing such accounts and specialized groups that manage them. We strive to identify borrowers facing financial difficulty early, and every effort is made to bring such accounts back to an acceptable level of risk through the exercise of good business judgment and the implementation of sound and constructive workout solutions. Borrowers are managed on a case-by-case
basis, which involves the application of judgment by the specialized groups.
All credit risk exposures are subject to regular monitoring. Performing corporate and commercial accounts are reviewed on a regular basis, no less frequently than annually, with most subject to internal monitoring of triggers that, if breached, result in an interim review. The frequency of review increases in accordance with the likelihood and size of potential credit losses, and deteriorating higher-risk situations are referred to specialized account management groups for closer attention, as appropriate. In addition, regular portfolio and sector reviews are conducted, including stress testing and scenario analysis based on current, emerging or prospective risks. Reporting is provided at least quarterly, and more frequently where appropriate, to the Board and senior management committees in order to keep them informed of credit risk developments in our portfolios, including changes in credit risk concentrations, watchlist accounts, impaired loans, provisions for credit losses, negative credit migration and significant emerging credit risk issues. This supports RRC and senior management committees in any related decisions they may make.
Counterparty credit risk (CCR) involves a bilateral risk of loss because the market value of a transaction can be positive or negative for either counterparty. CCR exposures are subject to the credit oversight, limit framework and approval process outlined above. However, given the nature of the risk, CCR exposures are also monitored under the market risk framework. In order to reduce our exposure to CCR, transactions are often collateralized, and trades may be cleared through a regulated central counterparty (CCP), which reduces overall systemic risk by standing between counterparties, maximizing netting across trades and insulating counterparties from each other’s defaults. CCPs mitigate the risk of default by any member through margin requirements (both initial and variation) and a default management process, including a default fund and other provisions. Our exposures to CCPs are subject to the same credit risk governance, monitoring and rating framework we apply to all other corporate accounts.
Credit and Counterparty Risk Management
Collateral Management
Collateral is used for credit risk mitigation purposes in order to minimize losses that would otherwise be incurred in the event of a default. Depending on the type of borrower or counterparty, the assets available and the structure and term of the credit obligations, collateral can take various forms. For corporate and commercial borrowers, collateral can take the form of pledges of the assets of a business, such as accounts receivable, inventory, machinery or real estate, or personal assets pledged in support of guarantees. For trading counterparties, BMO may enter into legally enforceable netting agreements for on-balance
sheet credit exposures, when possible. In the securities financing transaction business (including repurchase agreements and securities lending), we obtain eligible financial collateral that we control and can readily liquidate.
Collateral for BMO’s derivatives trading counterparty exposures primarily comprises cash and eligible liquid securities that are monitored and revalued on a daily basis. Collateral is obtained under the contractual terms of standardized industry documentation.
With limited exceptions, we utilize the Master Agreement provided by International Swaps and Derivatives Association Inc., frequently with a Credit Support Annex, to document our collateralized trading relationships with counterparties for over-the-counter
(OTC) derivatives that are not centrally cleared.
A Credit Support Annex entitles a party to demand a transfer of collateral (or other credit support) when its exposure to OTC derivatives of the other party exceeds an agreed threshold. Collateral to be transferred can include variation margin or initial and variation margin. Credit Support Annexes contain, among other measures, certain thresholds and provisions setting out acceptable types of collateral, a method for their valuation (discounts are often applied to market values), whether or not the collateral can be re-pledged
by the recipient and how interest is to be calculated.
To document our contractual securities financing relationships with counterparties, we utilize master repurchase agreements for repurchase transactions, and master securities lending agreements for securities lending transactions.
On a periodic basis, collateral is subject to revaluation based on the specific asset type. For loans, the value of collateral is initially established at the time of origination, and the frequency of revaluation is dependent on the type of collateral. For commercial real estate collateral, a full external appraisal of the property is typically obtained at the time of loan origination, unless the exposure is below a specified threshold amount, in which case an internal evaluation and a site inspection are conducted. Internal evaluations may consider property tax assessments, purchase prices, real estate listings or realtor opinions. The case for an updated appraisal is reviewed annually, with consideration given to the borrower risk rating, existing tenants and lease contracts, as well as current market conditions.
In the event a loan is classified as impaired, and depending on its size, a current external appraisal, valuation or restricted use appraisal is obtained and updated every 12 months, as long as the loan remains classified as impaired. In Canada, for residential real estate that has a loan-to-value
(LTV) ratio of less than 80%, an independent property valuation is routinely obtained at the time of loan origination. For U.S. residential loans secured by real estate, an independent property valuation is obtained for all loans that will be retained in
BMO’s loan
 portfolio. For certain real estate loans originated for sale to government-sponsored agencies
, the requirement may be waived based on an existing valuation already on file with that agency.
We may use an external service provided by Canada Mortgage and Housing Corporation or an automated valuation model from a third-party appraisal management provider to assist in determining either the current value of a property or the need for a full property appraisal.
For insured residential mortgages in Canada with an LTV ratio greater than 80%, the default insurer is responsible for confirming the current value of the property.
Portfolio Management and Concentrations of Credit and Counterparty Risk
Our credit risk governance policies require an acceptable level of diversification to help ensure we avoid undue concentrations of credit risk. Concentrations of credit risk may exist when a relatively large number of clients are engaged in similar activities, are located in the same geographic region or have similar economic characteristics such that their ability to meet contractual obligations could be similarly affected by changes in economic, political or other conditions. Limits may be specified for several portfolio dimensions, including industry, specialty segment (e.g., commercial real estate), country, product and single-name concentrations. We use a range of tools to reduce the credit risk exposures in our loan portfolio. These include asset sales, traditional securitizations, or the purchase of credit protection in the form of credit default swaps or credit insurance and risk transfer transactions. Credit risk is mitigated by obtaining protection from better-rated counterparties or high-quality collateral. Credit risk mitigation activities support our management of capital, and individual and portfolio credit concentration.
Our credit assets consist of a well-diversified portfolio representing millions of clients, the majority of them individual consumers and small to medium-sized
businesses. On a drawn loans and commitments basis, our most significant exposure as at October 31, 2022 was to individual consumers, comprising $308,446 million ($280,087 million in 2021).
Total credit exposures at default by type and industry sector, as at October 31, 2022 and 2021, based on the Basel III classifications, are as follows:

(Canadian $ in millions)	Drawn (3)		Commitments (undrawn) (3)		OTC derivatives (4)		Other off-balance sheet items (3)		Repo-style transactions (4) (5)		Total (1)
	2022	2021	2022	2021	2022	2021	2022	2021	2022	2021	2022	2021
Individual	245,673	224,348	62,697	55,655	–	–	76	84	–	–	308,446	280,087
Financial institutions	175,770	187,011	22,535	26,933	19,030	16,331	7,887	6,808	24,311	28,968	249,533	266,051
Governments	99,498	67,207	1,863	1,606	5,500	4,011	434	400	3,173	3,226	110,468	76,450
Manufacturing	36,274	27,002	20,237	16,470	1,643	1,649	2,067	1,784	–	–	60,221	46,905
Real estate	53,531	43,524	13,325	9,830	459	1,032	1,295	1,189	–	–	68,610	55,575
Retail trade	24,040	16,270	5,235	4,646	248	289	548	592	–	–	30,071	21,797
Service industries	54,750	44,367	18,603	16,126	695	1,238	3,169	2,998	–	–	77,217	64,729
Wholesale trade	20,220	14,372	7,859	5,199	336	282	773	694	–	–	29,188	20,547
Oil and gas	4,084	6,075	4,967	5,468	6,066	10,281	1,341	1,377	–	–	16,458	23,201
Utilities	9,954	7,412	13,740	10,864	2,087	1,273	4,364	2,950	–	–	30,145	22,499
Others (2)	48,441	37,071	17,548	17,177	1,649	1,588	5,248	4,732	–	–	72,886	60,568
Total exposure at default (6)	772,235	674,659	188,609	169,974	37,713	37,974	27,202	23,608	27,484	32,194	1,053,243	938,409

(1)	Credit exposure excluding equity, securitization and other assets, such as non-significant investments, goodwill, deferred tax assets and intangibles.
(2)	Includes remaining industries that individually comprise less than 2% of total exposures.
(3)	Represents gross credit exposures without accounting for collateral.
(4)	Credit exposure at default is inclusive of collateral.
(5)	Impact of collateral on the credit exposure for repo-style transactions is $215,806 million ($208,635 million in 2021).
(6)	Excludes exposures arising from derivative and repo-style transactions that are cleared through CCPs totalling $13,698 million ($18,440 million in 2021).
Risk Rating Systems
BMO’s risk rating systems are designed to assess and measure the risk of any exposure.
Credit risk-based parameters are monitored, reviewed and validated regularly. Monitoring is on a quarterly basis for both the wholesale and retail models.
Retail (Consumer and Small Business)
The retail portfolios comprise a diversified group of individual customer accounts and include residential mortgages, personal loans, credit cards, auto loans and small business loans. These loans are managed in pools of homogeneous risk exposures for risk rating purposes. Decision support systems are developed using established statistical techniques and expert systems for underwriting and monitoring purposes. Adjudication models, behavioural scorecards, decision trees and expert knowledge are combined to generate optimal credit decisions in a centralized and automated environment.
The retail risk rating system assesses risk based on individual loan characteristics. We have a range of internally developed PD, LGD and EAD models for each of the major retail portfolios. The major product lines within each of the retail portfolios are modelled separately, so that the risk-based parameters capture the distinct nature of each product. The models, in general, are based on internal historical data recorded over a multi-year period that includes at least one full economic cycle, in compliance with regulatory requirements.
Adjustments are incorporated into the parameters, as appropriate, to account for uncertainties. The retail parameters are tested and calibrated on an annual basis, if required, to incorporate additional data points and recent experience in the parameter estimation process.
Retail Credit Probability of Default Bands by Risk Rating

Risk profile	Probability of default band
Exceptionally low	≤ 0.05%
Very low	> 0.05% to 0.20%
Low	> 0.20% to 0.75%
Medium	> 0.75% to 7.00%
High	> 7.00% to 99.99%
Default	100%
Wholesale (Sovereign, Bank, Corporate and Commercial)
Within our wholesale portfolios, an enterprise-wide risk rating framework is applied to all sovereign, bank, corporate and commercial counterparties. One key element of this framework is the assignment of appropriate borrower or counterparty risk ratings (BRRs). We have a range of internally designed general and sector-specific BRR models, as well as portfolio-level LGD and EAD models for each of the sovereign, bank, corporate and commercial portfolios.
The BRR models capture the key financial and
non-financial
characteristics of the borrowers and generate a borrower-level rating that reflects the rank order of the default risk. The models are primarily based on internal data, supplemented by judgment as necessary, for low-default
portfolios.
BRRs are assessed and assigned at the time of loan origination, and reassessed when borrowers request changes to credit facilities or events trigger a review, such as an external rating change or covenant breach. BRRs are reviewed no less frequently than annually, and more frequent reviews are conducted for borrowers with less acceptable risk ratings.
Credit Quality Information
Portfolio Review
Total enterprise-wide outstanding credit risk exposures were $1,053.2 billion as at October 31, 2022, with $550.5 billion recorded in Canada, $456.1 billion in the United States and $46.6 billion in other jurisdictions. This represented an increase of $114.8 billion or 12% from the prior year.
Market Risk
Market risk arises from our trading and underwriting activities, as well as our structural banking activities. The magnitude and importance of these activities to the enterprise, along with the potential volatility of market variables, call for diligent governance and a robust market risk management framework that seeks to provide effective identification, measurement, reporting and control of market risk exposures.
Trading and Underwriting Market Risk Governance
Our market risk-taking activities are subject to an extensive governance framework. The Risk Review Committee (RRC) exercises oversight of the management of market risk on behalf of the Board of Directors and approves limits governing market risk exposures that are consistent with our risk appetite. The Risk Management Committee (RMC) regularly reviews and discusses significant market risk exposures and positions, and provides ongoing senior management oversight of our risk-taking activities. Both of these committees are kept apprised of specific market risk exposures and other factors that could expose us to unusual, unexpected or unquantified risks associated with market exposures, as well as other current and emerging market risks. In addition, all businesses and individuals authorized to conduct trading and underwriting activities on behalf of BMO are required to work within our governance framework and, as part of their first-line-of-defence
responsibilities, they must adhere to all relevant corporate policies, standards and procedures, and maintain and manage market risk exposures within specified limits and risk tolerances. In support of our risk governance framework, our market risk management framework comprises processes, infrastructure and supporting documentation, which together support the identification, assessment, independent monitoring and control of our market risk exposures.
Trading and Underwriting Market Risk
Our trading and underwriting businesses give rise to market risk associated with buying and selling financial products in the course of meeting our customers’ needs, including market-making and related financing activities, and assisting clients to raise funds by way of securities issuance.
Identification and Assessment of Trading and Underwriting Market Risk
As the first step in the management of market risk, thorough assessment processes are in place to identify market risk exposures associated with both new products and the evolving risk profile of existing products, including on-
and
off-balance
sheet positions, trading and
non-trading
positions, leveraged loan, bond and equity underwriting, and market risk exposures arising from the domestic and foreign operations of our operating groups.
Various metrics and techniques are then employed to measure identified market risk exposures. These metrics primarily include Value at Risk, Stressed Value at Risk and Incremental Risk Charge, as defined below, as well as stress testing. Other techniques include sensitivity analysis of our trading and underwriting portfolios to market risk factors, and the review of position concentrations, notional values and trading revenues.
Risk models support the measurement of our risk exposure. We use a variety of methods to verify the integrity of our risk models, including the application of back-testing against hypothetical losses and approval by an independent model validation team. This testing is aligned with defined regulatory expectations, and its results confirm the reliability of our models. The data and correlations that underpin our models are updated frequently, so that risk metrics reflect current conditions. Selection of the period of significant financial stress for SVaR incorporates historical events, including the 2008 global financial crisis, the current conflict in Ukraine and the
COVID-19
pandemic.
Probabilistic stress testing and scenario analysis are used to determine the potential impact of low-frequency,
high-severity events on our portfolios. The scenarios incorporate hypothetical and historical events, and consider the performance of our portfolios under a variety of market conditions. Scenarios are amended, added or removed to refine our risk measurement, and the results are reported to the lines of business, the RMC and the RRC on a regular basis.
VaR, SVaR, IRC and stress testing should not be viewed as definitive predictors of the maximum amount of losses that could occur in any one day, as their results are based on models and estimates and are subject to confidence levels, and the estimates could be exceeded under unforeseen market conditions.
Back-testing processes assume there are no changes in the previous day’s closing positions and then isolate the effects of each day’s price movements against those closing positions. Our VaR model is back-tested daily, and the one-day
99% confidence level VaR at the local and consolidated BMO levels is compared with the estimated daily profit and loss (P&L) that would be recorded if the portfolio composition remained unchanged. If this P&L result is negative and its absolute value is greater than the previous day’s VaR, a back-testing exception occurs. Each exception is investigated, explained and documented.

Although it is a useful indicator of risk, VaR has limitations
,
as with any model-driven metric.
These include
the assumption that all positions can be liquidated within the assumed one-day holding period, which may not be the case under illiquid market conditions. Generally, market liquidity horizons are reviewed for suitability and updated where appropriate for relevant risk metrics. Further limitations of the VaR metric include the assumption that historical data can be used as a proxy to forecast future market events, and that VaR calculations are based on portfolio positions at the close of business and do not reflect the impact of intra-day trading activity.
Monitoring and Control of Trading and Underwriting Market Risk
Limits are applied to VaR, stress tests and other risk metrics, and the limits are subject to regular monitoring and reporting, with breaches escalated to the appropriate level of management. Risk profiles of our trading and underwriting activities are maintained within our risk appetite and supporting limits, and are monitored and reported to traders, management, senior executives and Board committees. Other significant controls include the independent valuation of financial assets and liabilities, as well as compliance with our Model Risk Management Framework to mitigate model risk.
Trading Market Risk Measures
Trading VaR and SVaR
Total Trading Value at Risk (VaR) Summary
(1) (2)

As at or for the year ended October 31 (Pre-tax Canadian $ equivalent in millions)	2022				2021
	Year-end	Average	High	Low	Year-end	Average	High	Low
Commodity VaR	1.6	3.1	5.5	1.0	1.8	2.7	6.2	1.1
Equity VaR	14.1	13.1	18.4	8.5	10.8	14.9	24.9	10.0
Foreign exchange VaR	2.3	1.8	5.2	0.5	0.5	2.2	6.4	0.5
Interest rate VaR (3)	22.1	18.0	26.5	12.4	15.2	27.1	52.5	9.8
Debt-specific risk	10.2	5.7	10.5	1.8	3.0	3.3	5.4	1.9
Diversification	(15.0)	(15.1)	nm	nm	(12.8)	(19.7)	nm	nm
Total Trading VaR	35.3	26.6	38.2	18.1	18.5	30.5	53.5	15.3
Total Trading SVaR	64.4	53.6	70.8	34.2	55.8	45.7	65.4	36.3

(1)	One-day measure using a 99% confidence interval. Gains are presented in brackets and losses are presented as positive numbers.
(2)	Stressed VaR is produced weekly.
(3)	Interest rate VaR includes general credit spread risk.
nm – not meaningful

Structural
(Non-Trading)
Market Risk
Structural market risk comprises interest rate risk arising from our banking activities (such as loans and deposits) and foreign exchange risk arising from our foreign currency operations and exposures.
Structural Market Risk Governance
BMO’s Corporate Treasury group is responsible for the ongoing management of structural market risk across the enterprise, with independent oversight provided by the Market Risk group. In addition to Board-approved limits on earnings at risk and economic value sensitivities to changes in interest rates, more granular management limits are in place to guide the daily management of this risk.
The RRC oversees structural market risk management, regularly reviews structural market risk positions and annually approves the structural market risk plan and limits. The RMC and Asset Liability Committee provide ongoing senior management oversight of risk positions and activity.

Structural Market Risk Measurement
Interest Rate Risk
Structural interest rate risk arises when changes in interest rates affect the market value, cash flows and earnings of assets and liabilities related to our banking activities. The objective of structural interest rate risk management is to maintain high-quality earnings and maximize sustainable product spreads, while managing any risk to the economic value of our net assets arising from changes in interest rates.
Structural interest rate risk primarily comprises interest rate mismatch risk and product embedded option risk.
Interest rate mismatch risk arises when there are differences in the scheduled maturities, repricing dates or reference rates of assets, liabilities and derivatives. The net interest rate mismatch, representing residual assets funded by common shareholders’ equity, is managed to align with a target profile through interest rate swaps and securities.
Product embedded option risk arises when product features allow customers to alter cash flows, such as scheduled maturity or repricing dates, usually in response to changes in market conditions. Product embedded options include loan prepayments, deposit redemption privileges and committed rates on unadvanced mortgages. Product embedded options and associated customer behaviours are captured in risk modelling, and hedging programs may be used to manage this risk to low levels.
Structural interest rate risk is measured using simulations, earnings sensitivity and economic value sensitivity analysis, stress testing and gap analysis, in addition to other risk metrics.

Earnings Sensitivity
is a measure of the impact of potential changes in interest rates on the projected 12-month pre-tax net income from a portfolio of assets, liabilities and off-balance sheet positions in response to prescribed parallel interest rate movements, with interest rates floor ed
 at zero.
Economic Value Sensitivity
is a measure of the impact of potential changes in interest rates on the market value of a portfolio of assets, liabilities and off-balance sheet positions in response to prescribed parallel interest rate movements, with interest rates floored at zero.
The models that measure structural interest rate risk incorporate projected changes in interest rates and predict the likely reaction of our customers to these changes. For customer loans and deposits with scheduled maturity and repricing dates (such as mortgages and term deposits), the models measure the extent to which customers are likely to use embedded options to alter those scheduled terms. For customer loans and deposits without scheduled maturity and repricing dates (such as credit card loans and chequing accounts), exposure is measured using models that adjust for elasticity in product pricing and reflect historical and forecasted trends in balances. The results generated by these structural market risk models, by their nature, have inherent uncertainty, as they reflect potential future pricing and customer behaviours, which may differ from actual experience. These models have been developed using statistical analysis and are independently validated and periodically updated through regular model performance assessment, back-testing and ongoing dialogue with the lines of business. Models developed to predict customer behaviour are also used to support product pricing.Structural interest rate earnings sensitivity and economic value sensitivity to an immediate parallel increase or decrease of 100 basis points in the yield curve are disclosed in the table below. Prior to the third quarter of 2022, earnings and economic value sensitivities to declining interest rates were measured using a decrease of 25 basis points, due to the low interest rate environment that prevailed at that time.On December 20, 2021, we announced our intention to acquire Bank of the West. To mitigate the impact of movements in the Canadian dollar equivalent of the purchase price on the closing of the acquisition, we entered into interest rate swap arrangements that would offset the impact of foreign exchange rate movements on our capital ratios. Any exposure to interest rate risk related to these arrangements was largely offset through the purchase of a portfolio of matched-duration U.S. treasuries and other balance sheet instruments that generate net interest income.
Structural Interest Rate Sensitivity
(1)

	Economic value sensitivity				Earnings sensitivity over the next 12 months
(Pre-tax Canadian $ equivalent in millions)	October 31, 2022			October 31, 2021	October 31, 2022			October 31, 2021
	Canada (3)	United States	Total	Total	Canada (3)	United States	Total	Total
100 basis point increase	(683.6)	(306.6)	(990.2)	(1,459.1)	232.0	266.9	498.9	383.7
25 basis point decrease	159.7	42.0	201.6	264.9	(59.8)	(79.8)	(139.6)	(141.6)
100 basis point decrease (2)	599.1	48.7	647.9	na	(246.0)	(349.2)	(595.2)	na

(1)	Losses are presented in brackets and gains are presented as positive numbers.
(2)
Due to the low interest rate environment that prevailed between April 30, 2020 and April 30, 2022, economic value sensitivity and earnings sensitivity to declining interest rates are measured using a decrease of 25 basis points. Not applicable for October 31, 2021.

(3)	Includes Canadian dollar and other currencies.
na – not applicable
Insurance Market Risk
Insurance market risk includes interest rate and equity market risk arising from our insurance business activities. A 100 basis point increase in interest rates as at October 31, 2022 would result in an increase in earnings before tax of $35 million ($40 million as at July 31, 2022 and $48 million as at October 31, 2021). A 25 basis point decrease in interest rates as at October 31, 2022 would result in a decrease in earnings before tax of $9 million ($9 million as at July 31, 2022 and $12 million as at October 31, 2021). A 10% increase in equity market values as at October 31, 2022 would result in an increase in earnings before tax of $13 million ($17 million as at July 31, 2022 and $22 million as at October 31, 2021). A 10% decrease in equity market values as at October 31, 2022 would result in a decrease in earnings before tax of $13 million ($16 million as at July 31, 2022 and $22 million as at October 31, 2021). We may enter into hedging arrangements to offset the impact of changes in equity market values on our earnings, and we did so during the 2022 fiscal year. The impact of insurance market risk on earnings is reflected in insurance claims, commissions and changes in policy benefit liabilities in our Consolidated Statement of Income, and the corresponding change in the fair value of BMO’s policy benefit liabilities is reflected in other liabilities in our Consolidated Balance Sheet. The impact of insurance market risk is not reflected in the table above.
Non-Trading
Foreign Exchange Risk
Structural foreign exchange risk arises primarily from translation risk related to our net investment in U.S. operations and from transaction risk associated with U.S.-dollar-denominated net income.
Translation risk represents the impact that changes in foreign exchange rates could have on our reported shareholders’ equity and capital ratios. We may enter into arrangements to offset the impact of foreign exchange rate movements on our capital ratios, and we did so during the 2022 fiscal year. In addition, BMO entered into forward contracts that
qualify
for hedge
accounting during the year to mitigate
the impact of movements
in the Canadian dollar equivalent of the purchase price on the closing of the announced Bank of the West acquisition. Changes in the fair value of these forward contracts related
to the announced acquisition are recorded in other comprehensive income
.
Transaction risk represents the impact that fluctuations in the Canadian dollar/U.S. dollar exchange rate could have on the Canadian dollar equivalent of BMO’s U.S.-dollar-denominated financial results. Exchange rate fluctuations will affect future results measured in Canadian dollars
,
and the impact on those results is a function of the periods during which revenues, expenses and provisions for credit losses arise. Hedging positions may be taken to partially offset the pre-tax effects of Canadian dollar/U.S. dollar exchange rate fluctuations on financial results, although we did not enter into any hedging arrangements
in the current or prior year. If future results are consistent with results in 2022, each one cent increase (decrease) in the Canadian dollar/U.S. dollar exchange rate would be expected to increase (decrease) the Canadian dollar equivalent of U.S. segment net income before income taxes for the year by $33 million, in the absence of hedging arrangements
.
Liquidity and Funding Risk
Managing liquidity and funding risk is integral to maintaining enterprise soundness and safety, depositor confidence and earnings stability. It is BMO’s policy to maintain sufficient liquid assets and funding capacity to meet our financial commitments, even in times of stress.

Liquidity and Funding Risk Governance
The Corporate Treasury group and the operating groups, as the first line of defence, are responsible for the ongoing identification, assessment and management of liquidity and funding risk. The Corporate Treasury group is responsible for monitoring and reporting liquidity and funding risk across the enterprise, and develops and recommends for approval the Liquidity and Funding Risk Management Framework and the related risk appetite and limits, monitors compliance with relevant corporate policies, and assesses the impact of market events on liquidity and funding requirements on an ongoing basis.
Enterprise Risk and Portfolio Management, as the second line of defence, exercises oversight, independent risk assessment and effective challenge of liquidity and funding management frameworks, policies, limits, monitoring and reporting across the enterprise.
The Risk Management Committee (RMC) and Asset Liability Committee (ALCO) provide senior management oversight, and review and discuss significant liquidity and funding policies, issues and developments that arise in the pursuit of BMO’s strategic priorities. The Risk Review Committee (RRC) exercises oversight of the management of liquidity and funding risk, annually approves the applicable policies, limits and contingency plan, and regularly reviews liquidity and funding positions.
Liquidity and Funding Risk Management
BMO’s Liquidity and Funding Risk Management Framework is defined and authorized under Board-approved corporate policies and management-approved standards. These policies and standards set out key management principles, liquidity and funding metrics and related limits, as well as roles and responsibilities for the management of liquidity and funding risk across the enterprise.
We have a robust limit structure in place in order to manage liquidity and funding risk. These limits define risk appetite for the key Stress Net Liquidity Position (Stress NLP) measure, regulatory liquidity ratios, secured and unsecured funding appetite (for both trading and structural activities), and enterprise collateral pledging. Limits also establish the tolerance for concentrations of maturities, as well as requirements for counterparty liability diversification, business pledging activity, and the size and type of uncommitted and committed credit and liquidity facilities that may be outstanding.
Operating within these limits helps to confirm that liquidity and funding risk is appropriately managed. An enterprise-wide contingency plan designed to facilitate effective risk management in the event of a disruption is also in place. Early warning indicators identified in the contingency plan are regularly monitored in order to detect any signs of rising levels of liquidity or funding risk in the market, or other risks specific to BMO.
Liquidity and Funding Risk Measurement
A key component of liquidity risk management is the measurement of liquidity risk under stress. We use Stress NLP as a key measure of liquidity risk. Stress NLP represents the amount by which liquid assets exceed potential funding needs under a severe combined enterprise-specific and systemic stress scenario. Potential funding needs may arise from obligations to repay retail, commercial and wholesale deposits that are withdrawn or not renewed, or to fund drawdowns on available credit and liquidity lines, as well as from obligations to pledge collateral due to ratings downgrades or market volatility, along with the continuing need to fund new assets and strategic investments. Potential funding needs are quantified by applying factors to various business activities based on management’s view of the relative level of liquidity risk related to each activity. These factors vary by deposit classification (e.g., retail, small business, non-financial
corporate or wholesale counterparties) and deposit type (e.g., insured, uninsured, operational or non-operational
deposits), as well as by commitment type (e.g., uncommitted or committed credit or liquidity facilities by counterparty type). The stress scenario also considers the time horizon over which liquid assets can be monetized and management’s assessment of the liquidity value of those assets under conditions of market stress. These funding needs are assessed under severe systemic and enterprise-specific stress scenarios, and a combination thereof.
Stress testing results are evaluated against our stated risk tolerance and are considered in management’s decisions on limit-setting and internal liquidity transfer pricing, and they also help to inform and shape the design of business plans and contingency plans. The Liquidity and Funding Risk Management Framework is integrated with enterprise-wide stress testing.
In addition to Stress NLP, we regularly monitor positions in relation to the limits and liquidity ratios noted in the Liquidity and Funding Risk Management section above. These include regulatory metrics such as LCR, Net Cumulative Cash Flow and NSFR.
Unencumbered Liquid Assets
Unencumbered liquid assets include high-quality assets that are marketable, can be pledged as security for borrowings, and can be converted to cash in a time frame that meets liquidity and funding requirements. Liquid assets are primarily held in our trading businesses, as well as in supplemental liquidity pools that are maintained for contingent liquidity risk management purposes.As part of the Liquidity and Funding Risk Management Framework, a Pledging of Assets corporate policy sets out the framework and limits for pledging financial and non-financial
assets.
Funding Strategy
BMO’s funding strategy requires that secured and unsecured wholesale funding used to support loans and less liquid assets must have a term (typically maturing in two to ten years) that will support the effective term to maturity of these assets. Secured and unsecured wholesale funding for liquid trading assets is largely shorter term (maturing in one year or less), is aligned with the liquidity of the assets being funded, and is subject to limits on aggregate maturities across different periods. Supplemental liquidity pools are funded largely with wholesale term funding.
Contractual
Maturities of Assets and Liabilities and
Off-Balance
Sheet Commitments
The tables below show the remaining contractual maturities of on-balance
sheet assets and liabilities and
off-balance
sheet commitments. The contractual maturity of financial assets and liabilities is an input to, but is not necessarily consistent with, the expected maturity of assets and liabilities that is used in the management of liquidity and funding risk. We forecast asset and liability cash flows, under both normal market conditions and a number of stress scenarios, to manage liquidity and funding risk. Stress scenarios include assumptions for loan repayments, deposit withdrawals, and credit commitment and liquidity facility drawdowns by counterparty and product type. Stress scenarios also consider the time horizon over which liquid assets can be monetized and the related discounts (“haircuts”) and potential collateral requirements that may result from both market volatility and credit rating downgrades, among other assumptions.

										2022
(Canadian $ in millions)	0 to 1 month	1 to 3 months	3 to 6 months	6 to 9 months	9 to 12 months	1 to 2 years	2 to 5 years	Over 5 years	No maturity	Total
On-Balance Sheet Financial Instruments Assets

Cash and cash equivalents	86,003	–	–	–	–	–	–	–	1,463	87,466
Interest bearing deposits with banks	3,844	1,662	86	44	98	–	–	–	–	5,734
Securities	4,189	4,284	5,480	5,375	6,060	18,272	68,521	108,072	53,009	273,262
Securities borrowed or purchased under resale agreements	83,861	21,736	5,101	2,448	48	–	–	–	–	113,194
Loans (1)
Residential mortgages	526	1,519	3,708	5,778	6,501	14,665	105,285	10,810	88	148,880
Consumer instalment and other personal	211	553	940	1,693	1,537	4,844	37,742	14,084	24,499	86,103
Credit cards	–	–	–	–	–	–	–	–	9,663	9,663
Business and government	13,003	9,595	11,724	9,300	11,394	37,250	105,009	17,776	94,259	309,310
Allowance for credit losses	–	–	–	–	–	–	–	–	(2,617)	(2,617)
Total loans, net of allowance	13,740	11,667	16,372	16,771	19,432	56,759	248,036	42,670	125,892	551,339
Other Assets
Derivative instruments	5,362	7,147	3,359	2,552	2,225	7,787	11,636	8,092	–	48,160
Customers’ liabilities under acceptances	9,752	3,461	19	3	–	–	–	–	–	13,235
Other	2,735	625	225	21	2	10	19	5,817	37,355	46,809
Total other assets	17,849	11,233	3,603	2,576	2,227	7,797	11,655	13,909	37,355	108,204
Total Assets	209,486	50,582	30,642	27,214	27,865	82,828	328,212	164,651	217,719	1,139,199

										2022
(Canadian $ in millions)	0 to 1 month	1 to 3 months	3 to 6 months	6 to 9 months	9 to 12 months	1 to 2 years	2 to 5 years	Over 5 years	No maturity	Total
Liabilities and Equity
Deposits (2) (3)	38,064	44,637	49,626	47,908	48,444	39,992	62,978	16,265	421,564	769,478
Other liabilities
Derivative instruments	3,370	11,764	4,399	3,814	2,895	7,619	14,092	12,003	–	59,956
Acceptances	9,752	3,461	19	3	–	–	–	–	–	13,235
Securities sold but not yet purchased (4)	40,979	–	–	–	–	–	–	–	–	40,979
Securities lent or sold under repurchase agreements (4)	94,215	6,476	1,046	2,226	–	–	–	–	–	103,963
Securitization and liabilities related to structured entities	14	2,803	1,300	794	1,673	5,136	9,342	6,006	–	27,068
Other	12,143	4,980	101	97	146	872	2,558	5,722	18,713	45,332
Total other liabilities	160,473	29,484	6,865	6,934	4,714	13,627	25,992	23,731	18,713	290,533
Subordinated debt	–	–	–	–	–	–	25	8,125	–	8,150
Total Equity	–	–	–	–	–	–	–	–	71,038	71,038
Total Liabilities and Equity	198,537	74,121	56,491	54,842	53,158	53,619	88,995	48,121	511,315	1,139,199

(1)	Loans receivable on demand have been included under no maturity.
(2)	Deposits payable on demand and payable after notice have been included under no maturity.
(3)
Deposits totalling $
29,966
 million as at October 31, 2022 have a fixed maturity date; however, they can be redeemed early (either fully or partially) by customers without penalty. These are classified as payable on a fixed date due to their stated contractual maturity date.

(4)	Presented based on their earliest maturity date.

										2022
(Canadian $ in millions)	0 to 1 month	1 to 3 months	3 to 6 months	6 to 9 months	9 to 12 months	1 to 2 years	2 to 5 years	Over 5 years	No maturity	Total
Off-Balance Sheet Commitments
Commitments to extend credit (1)	1,932	3,610	10,461	13,373	14,753	38,057	119,430	5,490	–	207,106
Letters of credit (2)	1,680	4,601	4,936	4,662	4,922	2,832	3,680	57	–	27,370
Backstop liquidity facilities	–	585	393	1,438	1,275	3,465	9,189	985	–	17,330
Leases	–	–	–	–	–	3	44	256	–	303
Securities lending	–	–	–	–	–	–	–	–	–	–
Purchase obligations	27	98	55	55	58	217	309	22	–	841

(1)
Commitments to extend credit exclude personal lines of credit and credit cards that are unconditionally cancellable at BMO’s discretion. A large majority of these commitments expire without being drawn upon. As a result, the total contractual amounts may not be representative of the funding likely to be required for these commitments.

(2)	Letters of credit can be drawn down at any time. These are classified based on their stated contractual maturity date.

										2021
(Canadian $ in millions)	0 to 1 month	1 to 3 months	3 to 6 months	6 to 9 months	9 to 12 months	1 to 2 years	2 to 5 years	Over 5 years	No maturity	Total
On-Balance Sheet Financial Instruments Assets
Cash and cash equivalents	91,736	–	–	–	–	–	–	–	1,525	93,261
Interest bearing deposits with banks	3,529	1,440	1,172	1,753	409	–	–	–	–	8,303
Securities	5,286	4,742	5,116	3,383	2,692	17,512	43,571	90,225	60,322	232,849
Securities borrowed or purchased under resale a greements	70,080	22,873	11,362	1,602	766	699	–	–	–	107,382
Loans (1)
Residential mortgages	458	1,081	2,109	4,373	4,879	22,170	91,146	9,396	138	135,750
Consumer instalment and other personal	215	419	639	1,166	1,110	5,732	31,613	13,518	22,752	77,164
Credit cards	–	–	–	–	–	–	–	–	8,103	8,103
Business and government	12,082	7,667	7,697	10,496	10,213	29,303	81,377	14,413	66,561	239,809
Allowance for credit losses	–	–	–	–	–	–	–	–	(2,564)	(2,564)
Total loans, net of allowance	12,755	9,167	10,445	16,035	16,202	57,205	204,136	37,327	94,990	458,262
Other Assets
Derivative instruments	2,752	4,924	2,187	1,809	1,634	7,525	8,787	7,095	–	36,713
Customers’ liabilities under acceptances	11,574	2,428	19	–	–	–	–	–	–	14,021
Other	2,002	461	140	4	3	5	1	5,097	29,671	37,384
Total other assets	16,328	7,813	2,346	1,813	1,637	7,530	8,788	12,192	29,671	88,118
Total Assets	199,714	46,035	30,441	24,586	21,706	82,946	256,495	139,744	186,508	988,175

										2021
(Canadian $ in millions)	0 to 1 month	1 to 3 months	3 to 6 months	6 to 9 months	9 to 12 months	1 to 2 years	2 to 5 years	Over 5 years	No maturity	Total
Liabilities and Equity
Deposits (2) (3)	29,885	37,841	42,488	28,857	24,299	33,778	45,729	19,925	422,829	685,631
Other liabilities
Derivative instruments	2,771	3,651	2,379	1,508	1,444	5,723	7,140	6,199	–	30,815
Acceptances	11,574	2,428	19	–	–	–	–	–	–	14,021
Securities sold but not yet purchased (4)	32,073	–	–	–	–	–	–	–	–	32,073
Securities lent or sold under repurchase agreements (4)	73,190	17,199	3,994	3,103	70	–	–	–	–	97,556
Securitization and liabilities related to structured entities	21	1,737	1,527	648	486	7,240	9,791	4,036	–	25,486
Other	10,121	1,632	116	109	162	944	1,277	3,509	20,307	38,177
Total other liabilities	129,750	26,647	8,035	5,368	2,162	13,907	18,208	13,744	20,307	238,128
Subordinated debt	–	–	–	–	–	–	25	6,868	–	6,893
Total Equity	–	–	–	–	–	–	–	–	57,523	57,523
Total Liabilities and Equity	159,635	64,488	50,523	34,225	26,461	47,685	63,962	40,537	500,659	988,175

(1)	Loans receivable on demand have been included under no maturity .
(2)	Deposits payable on demand and payable after notice have been included under no maturity .
(3)
Deposits totalling $20,991 million as at October 31, 2021 have a fixed maturity date; however, they can be redeemed early (either fully or partially) by customers without penalty. These are classified as payable on a fixed date due to their stated contractual maturity date.

(4)	Presented based on their earliest maturity date.

										2021
(Canadian $ in millions)	0 to 1 month	1 to 3 months	3 to 6 months	6 to 9 months	9 to 12 months	1 to 2 years	2 to 5 years	Over 5 years	No maturity	Total
Off-Balance Sheet Commitments
Commitments to extend credit (1)	1,674	4,935	8,374	13,308	14,498	33,749	99,639	4,571	–	180,748
Letters of credit (2)	1,196	4,083	4,358	3,815	4,806	1,980	3,304	104	–	23,646
Backstop liquidity facilities	189	137	293	1,073	1,578	2,709	6,088	828	–	12,895
Leases	–	–	–	–	1	3	22	222	–	248
Securities lending	3,909	–	–	–	–	–	–	–	–	3,909
Purchase obligations	16	38	47	44	60	139	217	41	–	602

(1)
Commitments to extend credit exclude personal lines of credit and credit cards that are unconditionally cancellable at BMO’s discretion. A large majority of these commitments expire without being drawn upon. As a result, the total contractual amounts may not be representative of the funding likely to be required for these commitments.

(2)	Letters of credit can be drawn down at any time. These are classified based on their stated contractual maturity date.
Caution
This Liquidity and Funding Risk section contains forward-looking statements. Please refer to the Caution Regarding Forward-Looking Statements.